SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                         DATE OF REPORT: AUGUST 18, 2004
                        (Date of earliest event reported)




                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


      333-16031                                                  86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On August 18, 2004, we completed our acquisition of all of the outstanding capital stock of ManagedStorage International, Inc., a Delaware corporation ("MSI"), a transaction that was previously announced and reported on August 16, 2004. The transaction was structured as a reorganization of MSI with and into Front Porch Merger Corp., a Delaware Corporation ("FPMC") and a newly-formed, wholly-owned subsidiary of the Company. The merger was effected pursuant to an Agreement and Plan of Merger dated as of August 16, 2004 (the "Merger Agreement"), by and among the company, MSI and FPMC.

         The aggregate purchase price for the capital stock of MSI was approximately $39 million. Such amount was paid through the issuance to the former MSI stockholders of 47,457,000 restricted shares of our common stock and 2.5 million restricted shares of our newly-designated, voting and non-interest bearing Series A Redeemable Convertible Preferred Stock, $.001 par value per share (the "Series A Preferred"). In addition, we canceled 13,452,381 shares of our common stock and canceled warrants to purchase 3.5 million shares of our common stock that were owned by MSI prior to the transaction. Also, MSI canceled approximately $190,000 in receivables due to it from the Company.

         The Series A Preferred are convertible into shares of our common stock on a twenty-for-one basis. A holder of Series A Preferred may convert his shares at any time upon written notice to the Company. So long as at least 500,000 originally-issued shares of Series A Preferred are outstanding, the holders of Series A Preferred have the right to appoint three directors to our Board of Directors. Our Board of Directors will be expanded to seven members to accommodate these three directors. On or after August 18, 2008, the holders of at least 80% of the Series A Preferred may elect have the Company redeem the Series A Preferred for a price equal to the greater of (i) the original issue price of $12.60 per share ($31.5 million in the aggregate) plus accrued dividends and (ii) the fair market value of the number of shares of our common stock into which such shares of Series A Preferred are convertible. Other material terms of the Series A Preferred include a preference upon liquidation or dissolution of the Company, weighted-average anti-dilution protection and pre-emptive rights with respect to subsequent issuances of securities by the Company (subject to certain exceptions).

         The holders of Series A Preferred and certain other former MSI stockholders executed a lock-up agreement pursuant to which such stockholders may not transfer their unregistered shares of the Company's capital stock for a period of 18 months (with limited exceptions).

         Concurrently with the consummation of the merger, we entered into a Registration Rights Agreement (the "Registration Rights Agreement"), with the holders of the Series A Preferred. Under the terms of such agreement, at any time after February 18, 2006, the holders of at least 51% of the Series A Preferred have the right to cause the Company to register under the Securities Act of 1933 the shares of common stock (including the common stock underlying the Series A Preferred) issued to such holders in the merger. In addition, such holders have `piggy-back' and S-3 registration rights, without limitation. We also entered into a Registration Rights Agreement with certain other former MSI stockholders pursuant to which such stockholders received 'piggy-back' registration rights.

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         Thomas P. Sweeney III, the chairman of our Board of Directors is also the Chairman, Chief Executive Officer and President of MSI. Mr. Sweeney was appointed Chief Executive Officer of the Company effective upon the consummation of the merger. Michael Knaisch, our Chief Executive Officer prior to the merger, was appointed President. We entered into an employment agreement with Mr. Sweeney concerning Mr. Sweeney's employment as our Chief Executive Officer. Mr. Sweeney also executed a lock-up agreement with respect to all shares of our capital stock beneficially owned by him. For the two-year contract period, the Company is committed to compensate Mr. Sweeney in base salary $275,000 and $300,000, in each of the two years of his agreement.

         Wells Fargo Securities, LLC ("Wells Fargo") acted as our exclusive financial advisors and rendered a fairness opinion to the Company and its Shareholders in this transaction. In connection with such opinion, we paid Wells Fargo $150,000.

         The transaction is anticipated to be accounted for as a reverse merger with MSI being the acquirer and Front Porch being the acquiree.

         A copy of the Merger Agreement is attached hereto and filed herewith as
Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the merger is qualified in its entirety by reference to Exhibit 2.1.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)  Exhibits.

            NUMBER     DOCUMENTS

            2.1 Agreement and Plan of Merger dated as of August 16, 2004 by and among the Company, Front Porch Merger Corp. and ManagedStorage International Inc. (incorporated by reference to Exhibit 10.6 filed with the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2004, filed on August 16, 2004).

            3.2 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company.

            10.1       Registration Rights Agreement dated as of
                       August 18, 2004 by and among the Company and the other signatory parties thereto.

            10.2       Registration Rights Agreement dated as of
                       August 18, 2004 by and among the Company and the other signatory parties thereto.

            10.3       Lock Up and Voting Agreement dated as of
                       August 18, 2004 by and among the Company, Thomas P. Sweeney III, Equity Pier, LLC and the other signatory parties thereto.

            10.4       Lock Up and Voting Agreement dated as of
                       August 18, 2004 by and among the Company and the other signatory parties thereto.

            10.5 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Thomas P. Sweeney III.

            10.6 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Paul McKnight.

            10.7 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and James Wolfinger.

            10.8 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Patrick Whittingham.

            10.9 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Carmen J. Scarpa.

            10.10 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Christopher S. Gaffney.

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            NUMBER     DOCUMENTS

            10.11 Employment Agreement dated as of August 18, 2004 by and between the Company and Thomas P. Sweeney III.

            99.1 Press release of Front Porch Digital Inc. dated August 18, 2004 announcing the consummation of the merger.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FRONT PORCH DIGITAL INC.


Date:  August 20, 2004                 By: /s/ Matthew Richman
                                           -------------------------------------
                                           Matthew Richman
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX


         EXHIBIT NUMBER           EXHIBIT TITLE

              2.1 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company.

              10.1 Agreement and Plan of Merger dated as of August 16, 2004 by and among the Company, Front Porch Merger Corp. and ManagedStorage International Inc. (incorporated by reference to Exhibit 10.6 filed with the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2004, filed on August 16, 2004).

              10.2 Registration Rights Agreement dated as of August 18, 2004 by and among the Company and the other signatory parties thereto.

              10.3 Registration Rights Agreement dated as of August 18, 2004 by and among the Company and the other signatory parties thereto.

              10.4 Lock Up and Voting Agreement dated as of August 18, 2004 by and among the Company, Thomas P. Sweeney III, Equity Pier, LLC and the other signatory parties thereto.

              10.5 Lock Up and Voting Agreement dated as of August 18, 2004 by and among the Company and the other signatory parties thereto.

              10.6 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Thomas P. Sweeney III.

              10.7 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Paul McKnight.

              10.8 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and James Wolfinger.

              10.9 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Patrick Whittingham.

              10.10 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Carmen J. Scarpa.

              10.11 Director Indemnification Agreement dated as of August 18, 2004 by and between the Company and Christopher S. Gaffney.

         EXHIBIT NUMBER           EXHIBIT TITLE

              10.12 Employment Agreement dated as of August 18, 2004 by and between the Company and Thomas P. Sweeney III.

              99.2 Press release of Front Porch Digital Inc. dated August 18, 2004 announcing the consummation of the merger.